Exhibit 3.5

Telesat Canada

160 Elgin Street, Suite 2100

Ottawa, Ontario, Canada K2P 2P7

March 8, 2021

VIA EMAIL

Loral Space & Communications Inc.

600 Fifth Avenue

New York, N.Y.

Attn: Avi Katz

Email: Avi.Katz@HQ.Loral.com

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attn: Maurice M. Lefkort

Email: mlefkort@willkie.com

c/o Public Sector Pension Investment Board

1250 René-Lévesque Blvd. West

Suite 1400

Montréal, Québec

Attn: Senior Vice President and Global Head of Credit and Private

Equity

Investments

Email: privateequity@investpsp.ca

with a copy to: legalnotices@investpsp.ca

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Attn: Douglas Warner

Email: doug.warner@weil.com

Re:    Form of Canadian LP Partnership Agreement

Ladies and Gentlemen:

Reference is made to that certain Transaction Agreement and Plan of Merger, dated as of November 23, 2020 (the “Transaction Agreement”) entered into by Loral Space & Communications Inc. and Telesat Corporation with Telesat Canada, Telesat Partnership LP, Telesat CanHold Corporation Lion Combination Sub Corporation, Public Sector Pension Investment Board and Red Isle Private Investments Inc. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Transaction Agreement.

The parties hereto agree that Exhibit J (Form of Canadian LP Partnership Agreement) of the Transaction Agreement is hereby amended and restated in its entirety as set forth in Exhibit A attached hereto, which includes only such changes to Exhibit J as are set forth in Exhibit B attached hereto, and all references to the Partnership Agreement in the Transaction Agreement shall be deemed to refer to Exhibit A attached hereto. This letter agreement and the amended and restated Exhibit J have been approved by the Leo Special Committee.

Sections 12.4, 12.5, 12.8, 12.9, 12.10, 12.12, 12.13 and 12.15 of the Transaction Agreement are incorporated by reference into this letter agreement, mutatis mutandis.

[Remainder of page intentionally left blank]

Very truly yours,

TELESAT CANADA

By:	/s/ Christopher S. DiFrancesco
Name:	Christopher S. DiFrancesco
Title:	Vice President, General Counsel and Secretary

TELESAT CORPORATION

By:	/s/ Christopher S. DiFrancesco
Name:	Christopher S. DiFrancesco
Title:	Vice President, General Counsel and Secretary

TELESAT PARTNERSHIP LP
By its General Partner, TELESAT CORPORATION

By:	/s/ Christopher S. DiFrancesco
Name:	Christopher S. DiFrancesco
Title:	Vice President, General Counsel and Secretary

TELESAT CANHOLD CORPORATION

By:	/s/ Christopher S. DiFrancesco
Name:	Christopher S. DiFrancesco
Title:	Vice President, General Counsel and Secretary

[Signature Page to Letter Agreement]

Agreed and Acknowledged,

LION COMBINATION SUB CORPORATION

By:	/s/ Avi Katz
Name:	Avi Katz
Title:	President and Secretary

LORAL SPACE & COMMUNICATIONS INC.

By:	/s/ Avi Katz
Name:	Avi Katz
Title:	President, General Counsel and Secretary

[Signature Page to Letter Agreement]

Agreed and Acknowledged,

PUBLIC SECTOR PENSION INVESTMENT BOARD

By:	/s/ Guthrie Stewart
Name:	Guthrie Stewart
Title:	Authorized Signatory

By:	/s/ David Morin
Name:	David Morin
Title:	Authorized Signatory

RED ISLE PRIVATE INVESTMENTS INC.

By:	/s/ Guthrie Stewart
Name:	Guthrie Stewart
Title:	Authorized Signatory

By:	/s/ David Morin
Name:	David Morin
Title:	Authorized Signatory

[Signature Page to Letter Agreement]

Agreed and Acknowledged,

MHR INSTITUTIONAL PARTNERS LP
By: MHR Institutional Advisors LLC, its General Partner

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHRA LP
By:	MHR Institutional Advisors LLC, its General Partner

By:	/s/ Janet Yeung
Name:	Janet Yeung
Title:	Authorized Signatory

MHRM LP
By:	MHR Institutional Advisors LLC, its General Partner

By:	/s/ Janet Yeung
Name:	Janet Yeung
Title:	Authorized Signatory

[Signature Page to Letter Agreement]

MHR INSTITUTIONAL PARTNERS II LP
By:	MHR Institutional Advisors II LLC, its General Partner

By:	/s/ Janet Yeung
Name:	Janet Yeung
Title:	Authorized Signatory

MHR INSTITUTIONAL PARTNERS IIA LP
By:	MHR Institutional Advisors II LLC, its General Partner

By:	/s/ Janet Yeung
Name:	Janet Yeung
Title:	Authorized Signatory

MHR INSTITUTIONAL PARTNERS III LP
By:	MHR Institutional Advisors III LLC, its General Partner

By:	/s/ Janet Yeung
Name:	Janet Yeung
Title:	Authorized Signatory

MHR CAPITAL PARTNERS MASTER ACCOUNT II HOLDINGS LLC
By:	MHR Advisors LLC, the General Partner of its Sole Member

By:	/s/Janet Yeung
Name:	Janet Yeung
Title:	Authorized Signatory

[Signature Page to Letter Agreement]

MHR CAPITAL PARTNERS MASTER ACCOUNT LP
By:	MHR Advisors LLC, its General Partner

By:	/s/ Janet Yeung
Name:	Janet Yeung
Title:	Authorized Signatory

MHR CAPITAL PARTNERS (100) LP
By:	MHR Advisors LLC, its General Partner

By:	/s/ Janet Yeung
Name:	Janet Yeung
Title:	Authorized Signatory

[Signature Page to Letter Agreement]

Exhibit A

[See attached]

Exhibit B

[See attached]